UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 28, 2013

Bryn Mawr Bank Corporation

(Exact Name of Registrant as specified in its charter)

Pennsylvania	001-35746	23-2434506
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Lancaster Avenue, Bryn Mawr, PA 19010

Registrant’s telephone number, including area code: 610-525-1700

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 28, 2013, Bryn Mawr Bank Corporation (the “Company”) adopted the Bryn Mawr Bank Corporation Executive Deferred Compensation Plan (the “Plan”). The Plan will be effective retroactive to January 1, 2013. The Plan is intended to be an “unfunded” plan and will be maintained by the Company primarily for the purpose of providing deferred compensation to a select group of employees, including Alison Gers, Joseph Keefer, Francis Leto, and J. Duncan Smith, each of whom are named executive officers of the Company. The Plan is also intended to be exempt from Sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended, and to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended.

Under the Plan, the Company will allocate to the deferred compensation account of each participant the following amounts: (i) on a quarterly basis, 1.5% of the participant’s then-current base annual salary, and (ii) on an annual basis, a performance allocation if certain performance goals are met, which will be based on criteria to be determined and set by the Compensation Committee of the Board of Directors at the beginning of each year (“Performance Allocation”). For the year 2013, the Performance Allocations will be based on an assessment of goals set with respect to the Company’s 2013 Return on Assets, Return on Equity, and Earnings Per Share, and each participant will be eligible to receive up to 9% of their base salary should the goals be achieved.

The initial participants in the plan, including the named executive officers listed above, will be 100% vested in their deferred compensation accounts retroactive to January 1, 2013. The deferred compensation accounts of later-named participants will be subject to time and occurrence based vesting.

Payment obligations under the Plan are, subject to certain conditions, payable upon specified events such as Separation from Service (as defined by the Plan) and death, and are payable either in a lump sum or in annual installments for up to ten years.

The foregoing description of the Plan is qualified in its entirety by the full text of the Plan, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description

Exhibit 10.1	Bryn Mawr Bank Corporation Executive Deferred Compensation Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRYN MAWR BANK CORPORATION

By:	/s/ Fredrick C. Peters, II
Fredrick C. Peters, II
Chief Executive Officer and President

Date: July 3, 2013

EXHIBIT INDEX

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description

Exhibit 10.1	Bryn Mawr Bank Corporation Executive Deferred Compensation Plan